SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 11, 2014
AMBAC FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)
(212) 658-7470
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events
On June 11, 2014, Ambac Financial Group, Inc. issued a press release announcing that the Circuit Court for Dane County, Wisconsin has approved the motion filed by the Wisconsin Commissioner of Insurance, acting in his capacity as the rehabilitator of the Segregated Account of Ambac Assurance Corporation, to amend the confirmed Plan of Rehabilitation of the Segregated Account. Exhibit 99.1 is a copy of such press release and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits.     The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
Number     Description of Exhibit
99.1         Press Release dated June 11, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated: June 11, 2014

	By:	/s/ William White
William White
First Vice President, Corporate Secretary and Assistant General Counsel